InterCept, Inc.

Exhibit 99.1

Forward Looking Statements

Statements in this presentation relating to future
events, projections, plans and underlying
assumptions are “forward-looking statements” within
the meaning of securities laws.

Actual results may differ materially from these
forward-looking statements, which are subject to risks
and uncertainties.

For a discussion of the risks and factors that could
cause InterCept’s actual results to differ materially
from the forward-looking statements, see the
following two slides.

Forward Looking Statements

These risks and uncertainties include:  whether InterCept
can convert Sovereign Bank to InterCept's item
processing and check imaging centers in the time frames
it expects; the effects of the recent MasterCard and Visa
settlement; how and when the SLM loan situation will
ultimately be resolved and the timing and amount of any
charges related to that loan; the possible inaccuracy of
InterCept's estimates of the costs to defend and pursue
litigation; and whether InterCept can meet its budget
goals; continue to sustain its current internal growth rate
or its total growth rate; successfully integrate acquisitions of assets and businesses and other operations it may
acquire; continue to provide enhanced and new products
and services that appeal to its financial institution and
merchant customers; continue to have access to the debt
and equity capital it needs to sustain its growth; and
achieve its sales objectives.

Forward Looking Statements

Other risks include whether InterCept can make changes
to iBill's business without suffering a further decline in its operating performance; the possibility that,
notwithstanding these changes, credit card companies
may fine InterCept again for excessive credit card charge-
backs or other issues arising out of the its merchant
services operations; and the possibility that the
termination of customers or other changes in the
merchant services business could affect its value and
result in the impairment of that asset or other intangible
assets, which would require InterCept to record an
impairment charge in its statement of operations. For
more information about some of these risks and
uncertainties, please see the section in our most recent
Quarterly Report on Form 10-Q entitled Management’s
Discussion and Analysis of Financial Condition and
Results of Operations – Disclosure Regarding Forward-
Looking Statements.

InterCept, Inc.

Agenda

Corporate Update

Sales Update

Operations Update

2003 Financials

Follow-up Q & A

Corporate Update

Lynn Boggs

President

Sales Update

Jeff Berns

Senior Vice President

Sales Update

Financial Institutions:

October sales

Strongest month year-to-date

Strong community financial institution
pipeline

Large financial institution pipeline
continues to grow

Sales seminars

Operations Update

Randy Fluitt

Executive Vice President

Sovereign Update

New England region

Image capture completed

Statement rendering begins 11/17/03

Mid-Atlantic region

Image capture began11/3/03 and continues into
December when all 273 banking offices should be
converted

Production centers include:

West Deptford, NJ

Carlstadt, NJ

Reading, PA

Mid-Atlantic region statement rendering begins 1/6/04

Center Consolidation Update

Combination of centers

Traditional check processing converting
to imaging

Conversion issues occurred resulting in

Cost overruns

Delay in operational efficiencies

Resolution

John Perry

Chief Executive Officer

Plan and Operational Update

Consolidation of operations continues

Technology upgrade in DE to support brick
and mortar merchants via IP

Redundancy initiatives set for 1Q04

All new sales converted to the iPay
platform in August

ACH upgrades scheduled for 4Q03

Highlights

Signed GMAC Bank Relationship

Awarded b2b and b2c payments business to IPS as
the preferred provider

Rolled out the iPay Suite of Products

Migrated more than 250 merchants off the iBill
platform to DE iPay Platform

Ongoing and productive dialogue with the card
associations; focusing on a proactive approach

Signed several new merchants including CNet,
Kona Coffee and PalTalk

2003 Financials

Scott Meyerhoff

Chief Financial Officer

Consolidated Income Statement
(numbers in thousands except per share data)

InterCept believes that EBITDA is an important measure of operating performance and that EBITDA provides useful information to investors because it is a widely accepted financial indicator used by certain investors and analysts to analyze and compare one company in our industry with another on the basis of operating performance.

           5,659

EBITDA

             0.00

Earnings Per Share (Diluted)

                18

Net Income

              587

Operating Income

    30,860

Gross Margin

$      64,088

Revenue

       Q3 2003

Reconciliation of EBITDA
to Net Income

Q3 2003

$18

             Add: Interest Expense

             Taxes

             Preferred Dividends

            Depreciation & Amortization

5,659

Net Income

499

49

21

5,072

Financial Institutions
Income Statement

Q3 2003

Revenue

Operating Income

 Q3 2002

Q2 2003

$49,488

1,512

$48,562

$45,872

3,743

6,118

Merchant Processing Income
Statement

Q3 2003

Revenue

Operating Income

$14,600

(924)

Q2 2003

Q3 2002

$15,508

$20,423

720

501

Balance Sheet Highlights

Cash and cash equivalents

Total debt

Shareholders’ equity

24,071

63,165

328,070

9/30/03

12/31/02

11,668

33,353

315,059

InterCept, Inc.